                                                             EXHIBIT (h)(27)(c)

                              AMENDMENT NO. 8 TO
                       ADMINISTRATIVE SERVICES AGREEMENT
                       Franklin Templeton Services, LLC
                    American General Life Insurance Company

   THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and American General Life Insurance Company (the "Company").

   WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of July 1, 1999 (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust") listed on the Schedule B of the Agreement;

   WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain new variable life or variable annuity insurance contracts covered by the Agreement.

   NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of February 1, 2008.

FRANKLIN TEMPLETON SERVICES, LLC         AMERICAN GENERAL LIFE INSURANCE
                                         COMPANY

By:                                      By:
       --------------------------------          ------------------------------
Name:                                    Name:
       --------------------------------          ------------------------------
Title:                                   Title:
       --------------------------------          ------------------------------

                                         Attest:
                                                 ------------------------------
                                         Name:
                                                 ------------------------------
                                         Title:
                                                 ------------------------------

                                         [CORPORATE SEAL]

                                  SCHEDULE B

                        ADMINISTRATIVE EXPENSE PAYMENTS

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

                                                                                     DATE OF
                                                                                   BEGINNING OF
                                                                                    PERIOD FOR
                    PRODUCT NAME/                                                  COMPUTATION
#     COMPANY      REGISTRATION NO.           FUNDS OF THE TRUST          FEE RATE    OF FEE
-   ------------ -------------------- ----------------------------------  -------- ------------
1.  American     AG Legacy Plus VUL   Class 2 Shares:                       0.15%    7/1/99
    General Life 333-89897            Templeton Foreign Securities Fund
    Insurance                         Franklin Small-Mid Cap Growth
    Company                           Securities Fund

2.  American     Corporate America    Class 2 shares:                       0.15%    7/1/04
    General Life 333-80191            Franklin Small Cap Value
    Insurance                         Securities Fund
    Company

                                      Franklin U.S. Government Fund         0.15%    8/31/07
                                      Mutual Shares Securities Fund
                                      Templeton Foreign Securities Fund

3.  American     Legacy Plus VUL      Class 2 Shares:                       0.15%    7/1/99
    General Life 333-53909            Franklin Small-Mid Cap Growth
    Insurance                         Securities Fund
    Company                           Templeton Developing Markets
                                      Securities Fund
                                      Templeton Foreign Securities Fund

4.  American     Platinum Investor    Class 2 shares:                       0.15%    1/15/04
    General Life FlexDirector         Franklin Small Cap Value
    Insurance    333-109613           Securities Fund
    Company                           Franklin U.S. Government Fund
                                      Mutual Shares Securities Fund

                                      Templeton Foreign Securities Fund     0.15%    8/31/07
                                      - Class 2

5.  American     Platinum Investor I  Class 2 Shares:                       0.15%    11/1/01
    General Life VUL                  Franklin U.S. Government Fund
    Insurance    333-42567            Mutual Shares Securities Fund
    Company                           Templeton Foreign Securities Fund

6.  American     Platinum Investor II Class 2 Shares:                       0.15%    5/1/03
    General Life VUL                  Franklin Small Cap Value
    Insurance    333-103361           Securities Fund
    Company                           Franklin U.S. Government Fund
                                      Mutual Shares Securities Fund
                                      Templeton Foreign Securities Fund

                                                                                      DATE OF
                                                                                    BEGINNING OF
                                                                                     PERIOD FOR
                    PRODUCT NAME/                                                   COMPUTATION
 #    COMPANY      REGISTRATION NO.            FUNDS OF THE TRUST          FEE RATE    OF FEE
 -  ------------ --------------------- ----------------------------------  -------- ------------
7.  American     Platinum Investor III Class 2 Shares:                       0.15%    5/1/03
    General Life VUL                   Franklin Small Cap Value
    Insurance    333-43264             Securities Fund
    Company                            Franklin U.S. Government Fund
                                       Mutual Shares Securities Fund
                                       Templeton Foreign Securities Fund

8.  American     Platinum Investor     Class 2 shares:                       0.15%    1/15/04
    General Life Immediate VA          Franklin Small Cap Value
    Insurance    333-109206            Securities Fund
    Company                            Franklin U.S. Government Fund
                                       Mutual Shares Securities Fund

                                       Templeton Foreign Securities Fund     0.15%    8/31/07
                                       - Class 2

9.  American     Platinum Investor IV  Class 2 shares:                       0.15%    1/15/05
    General Life VUL                   Franklin Small Cap Value
    Insurance    333-118318            Securities Fund
    Company                            Franklin U.S. Government Fund
                                       Mutual Shares Securities Fund
                                       Templeton Foreign Securities Fund

10. American     Platinum Investor     Class 2 Shares:                       0.15%    5/1/03
    General Life PLUS VUL              Franklin Small Cap Value
    Insurance    333-82982             Securities Fund
    Company                            Franklin U.S. Government Fund
                                       Mutual Shares Securities Fund
                                       Templeton Foreign Securities Fund

11. American     Platinum Investor     Class 2 Shares:                       0.15%    5/1/03
    General Life Survivor II VUL       Franklin Small Cap Value
    Insurance    333-65170             Securities Fund
    Company                            Franklin U.S. Government Fund
                                       Mutual Shares Securities Fund
                                       Templeton Foreign Securities Fund

12. American     Platinum Investor     Class 2 Shares:                       0.15%    5/1/03
    General Life Survivor VUL          Franklin Small Cap Value
    Insurance    333-90787             Securities Fund
    Company                            Franklin U.S. Government Fund
                                       Mutual Shares Securities Fund
                                       Templeton Foreign Securities Fund

13. American     Platinum Investor     Class 2 Shares:                       0.15%    7/1/99
    General Life Variable Annuity      Templeton Global Asset Allocation
    Insurance    333-70667             Fund
    Company                            Templeton Foreign Securities Fund

                                                                                    DATE OF
                                                                                  BEGINNING OF
                                                                                   PERIOD FOR
                   PRODUCT NAME/                                                  COMPUTATION
#     COMPANY     REGISTRATION NO.           FUNDS OF THE TRUST          FEE RATE    OF FEE
-   ------------ ------------------- ----------------------------------  -------- ------------
14. American     Platinum Investor   Class 2 shares:                       0.15%    2/1/06
    General Life VIP VUL             Franklin Small Cap Value
    Insurance    333-129552 and 333- Securities Fund
    Company      137817              Franklin U.S. Government Fund
                                     Mutual Shares Securities Fund
                                     Templeton Foreign Securities Fund

15. American     The One VUL         Class 2 Shares:                       0.15%    7/1/99
    General Life Solution            Franklin Small-Mid Cap Growth
    Insurance    333-87307           Securities Fund
    Company                          Templeton Developing Markets
                                     Securities Fund

16. American     American General    Class 1 shares:                       0.15%    4/24/06
    General Life Signature II        Franklin Small Cap Value
    Insurance    Not registered      Securities Fund
    Company

17. American     AIG Corporate       Class 2 shares:                       0.15%    8/31/07
    General Life Investor VUL        Franklin Small Cap Value
    Insurance    333-143072          Securities Fund
    Company                          Franklin U.S. Government Fund
                                     Mutual Shares Securities Fund
                                     Templeton Foreign Securities Fund

18. American     AIG Income          Class 2 shares:                       0.15%    10/1/07
    General Life Advantage VUL       Franklin Small Cap Value
    Insurance    333-144594          Securities Fund
    Company                          Mutual Shares Securities Fund

19. American     AIG Protection      Class 2 shares:                       0.15%    2/1/08
    General Life Advantage VUL       Franklin Small Cap Value
    Insurance    333-146948          Securities Fund
    Company                          Mutual Shares Securities Fund